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                                                                    Exhibit 10.4

                           SECOND AMENDED AND RESTATED
                     SHAREHOLDERS AND NOTEHOLDERS AGREEMENT

     This Second Amended and Restated Shareholders and Noteholders Agreement, dated as of January 28, 2003 (this "Agreement"), is hereby entered into by and among XM Satellite Radio Holdings Inc., a corporation duly organized under the laws of the State of Delaware (the "Company"); Clear Channel Investments, Inc., a corporation duly organized under the laws of the State of Nevada ("Clear Channel"); Columbia XM Radio Partners, LLC, a limited liability company duly organized under the laws of the Commonwealth of Virginia ("Columbia Radio Partners"); DIRECTV Enterprises, LLC, a limited liability company duly organized under the laws of the State of Delaware ("DIRECTV"); General Motors Corporation, a corporation duly organized under the laws of the State of Delaware (together with its Affiliate, OnStar Corporation, a Delaware corporation, "GM"); Madison Dearborn Capital Partners III, L.P. ("Madison Capital"), Madison Dearborn Special Equity III, L.P. ("Madison Equity"), Special Advisors Fund I, LLC ("Madison Advisors" and, collectively with Madison Capital and Madison Equity, each an entity duly organized under the laws of the State of Delaware, "Madison"); AEA XM Investors I LLC, AEA XM Investors II LLC, AEA XM Investors IA LLC and AEA XM Investors IIA LLC, each a limited liability company organized under the laws of the State of Delaware (individually or collectively "AEA XM"), Columbia XM Satellite Partners III, LLC, a limited liability company duly organized under the laws of the Commonwealth of Virginia ("Columbia Satellite Partners"), Columbia Capital Equity Partners III (QP), L.P., and Columbia Capital Equity Partners II (QP), L.P., each a limited partnership duly organized under the laws of the State of Delaware ("Columbia Equity Partners", and collectively with Columbia Radio Partners and Columbia Satellite Partners, "Columbia"); American Honda Motor Co., Inc., a corporation duly organized under the laws of the State of California ("Honda"); Black Bear Fund I, L.P., a limited partnership duly organized under the laws of the State of California ("Black Bear I"), Black Bear Fund II, L.L.C., a limited liability company duly organized under the laws of the State of California ("Black Bear II"), Black Bear Offshore Master Fund Limited, an exempted company organized under the laws of the Cayman Islands ("Black Bear Fund", and collectively with Black Bear I and Black Bear II, "Black Bear"); and each of the other Persons identified on Exhibit A attached hereto ("Additional Note Purchasers"). Clear Channel, Columbia Radio Partners, DIRECTV, GM and Madison, each in its capacity as a holder of securities in the Company other than Series C Convertible Preferred Stock (as defined below) or Common Stock (as defined below) issuable upon conversion thereof, are collectively referred to herein as the "Original Investors." AEA XM, Columbia Satellite Partners, Columbia Equity Partners, Columbia Radio Partners, DIRECTV, Honda, Madison Capital and Madison Equity, each in its capacity as a holder of the Series C Convertible Preferred Stock or Common Stock issuable upon conversion thereof, are collectively referred to herein as the "Series C Investors." GM, Black Bear, and the Additional Note Purchasers, each in its or his capacity as a holder of New Notes or GM Notes (as defined below), as the case may be, or Common Stock issuable upon conversion thereof, are collectively referred to herein as the "Note Investors." The Original Investors, the Series C Investors and the Note Investors are collectively referred to herein as the "Investors." The Company and the Investors are collectively referred to herein as the "Parties." Motient Corporation, a corporation duly organized under the laws of the State of Delaware ("Motient"); the Baron Asset Fund series ("Baron Asset") and the Baron iOpportunity Fund series ("Baron

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iOpportunity") of Baron Asset Fund, a business trust organized under the laws of the Commonwealth of Massachusetts, and the Baron Capital Asset Fund series of Baron Capital Funds Trust, a business trust organized under the laws of the State of Delaware ("Baron Capital", and collectively with Baron Asset and Baron iOpportunity, "Baron"); and Telcom-XM Investors, L.L.C., a limited liability company duly organized under the laws of the State of Delaware ("Telcom"), who were parties to the 2000 Agreement (as defined below), are becoming parties hereto solely for the purposes of agreeing to the amendment of the 2000
Agreement by this second amendment and restatement of this Agreement, which amendment results in Motient, Baron and Telcom ceasing to be parties to this Agreement and terminating their respective rights and obligations hereunder.
Upon effectiveness of this Agreement, each of Motient, Baron and Telcom shall cease to be a party to this Agreement and all of its respective rights and obligations hereunder shall be terminated.

                                   WITNESSETH

     WHEREAS, the Company, the Original Investors, the Series C Investors, Motient, Baron and Telcom are parties to an Amended and Restated Shareholders Agreement, dated August 8, 2000 (the "2000 Agreement");

     WHEREAS, the Company owns one hundred percent (100%) of the issued and outstanding shares of common stock of XM Satellite Radio Inc. ("XM");

     WHEREAS, XM Radio Inc., a wholly owned subsidiary of XM, holds a license awarded by the U.S. Federal Communications Commission for the establishment of a Satellite Digital Audio Radio Service ("SDARS") system in the United States;

     WHEREAS, GM has entered into a note purchase agreement with the Company and XM, dated as of December 21, 2002 (the "GM Note Purchase Agreement"), under which GM has agreed to acquire Series GM Senior Secured Convertible Notes due 2009 issued by the Company and XM, as joint obligors (the "GM Notes"), in an aggregate principal amount of $89,042,387, which GM Notes bear interest at a rate of 10% per annum that may be paid in cash or, at the Company's option, in Class A Common Stock, and are convertible into Class A Common Stock, on the terms and conditions described in the GM Note Purchase Agreement, will receive a warrant to purchase 10,000,000 shares of Class A Common Stock (the "GM Warrant") and will enter into a credit agreement and other agreements under which GM may receive additional securities of the Company;

     WHEREAS, Black Bear and the Additional Note Investors have entered into a note purchase agreement with the Company and XM, dated as of December 21, 2002 (the "New Note Purchase Agreement"), under which such Note Investors have agreed to purchase XM's 10% Senior Secured Discount Convertible Notes due 2009 in an aggregate principal amount of up to $415,800,000 at maturity, under which they may receive additional notes as payment of certain interest due thereunder (collectively, the "New Notes" and together with the GM Notes, the "Notes"), on the terms and conditions described in the New Note Purchase Agreement; and

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     WHEREAS, the Company, each of the Investors, Motient, Baron and Telcom believe it to be in the best interests of the Company and the mutual best interests of each of the Investors to set forth herein their agreements with respect to certain matters related to the ownership and corporate governance of the Company by amending and restating the 2000 Agreement.

     NOW, THEREFORE, in consideration for the mutual covenants contained herein, the adequacy, receipt, and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

     Section 1.1    Definitions.

     Accredited Investor: has the meaning specified in Rule 501 of Regulation D promulgated under the Securities Act.

     Affiliate: means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. For purposes of Sections 5.1, 5.2, 6.1 and 7.12, a member of a limited liability company or a partner of a partnership shall be deemed an Affiliate of said company or partnership.

     Antidilution Protection: means any right to have the relevant price or price ratio for the conversion of securities of the Company into any class of common stock of the Company, or the number of securities issuable upon such conversion, adjusted where the Company sells common stock (or securities convertible into or exercisable or exchangeable for common stock) for a price below a specified dollar amount that is less than the then applicable conversion price of the securities subject to the adjustment or below the market price (as defined in the terms of such right) of the common stock. As used herein, Antidilution Protection is not intended to include stock splits, reorganizations, distributions of stock or rights to all holders of common stock or similar transactions.

     Board or Board of Directors: means the Board of Directors of the Company or a committee consisting of one or more directors lawfully exercising the powers of the Board.

     Business Day: means any day other than a Saturday, Sunday or any other day on which commercial banks are authorized or required by law to be closed in New York City or the District of Columbia.

                                      - 3 -

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     Capital Stock: means any and all securities, shares, interests, warrants, options, rights to acquire equity or equity-linked securities of the Company, participations or other equivalents (however designated, whether voting or non-voting) in equity of the Company, whether issued by the Company or its Subsidiaries, and whether now outstanding or issued subsequently hereto, including, without limitation, all series and classes of Common Stock and preferred stock of the Company, and all Convertible Securities, including the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the GM Notes, the GM Warrant and the New Notes.

     Class A Common Stock: means the Class A Common Stock, par value $0.01 per share, of the Company having one (1) vote per share.

     Clear Channel Operational Assistance Agreement: means the operational assistance agreement dated on or about June 7, 1999, between Clear Channel and the Company, as it may be amended from time to time.

     Commission: means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

     Common Stock: means all classes and series of the common stock of the Company, any stock into which such common stock shall have been changed or converted or any stock resulting from any capital reorganization or reclassification of such common stock, and all other stock of any class or classes (however designated) of the Company, the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions of any shares entitled to preference.

     Common Stock Deemed Outstanding: means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock issuable upon the conversion, exchange, or exercise in full, of all Convertible Securities, whether or not the Convertible Securities are convertible into or exercisable or exchangeable for Common Stock at such time.

     Communications Act: has the meaning specified in Section 2.1.

     Concurrent Financing Transactions: means (1) the issuance to GM of the GM Notes in lieu of certain guaranteed payments due to GM during the period from 2003 to 2006 under XM's Distribution Agreement with GM (the "Distribution Agreement"), (2) the amendment of the Distribution Agreement to provide for, among other things, the issuance of the GM Notes and the payment of up to $35,000,000 in subscriber bounty payments payable to GM in the form of Class A Common Stock, (3) the issuance of XM's 14% Senior Secured Discount Notes due 2009, warrants to purchase Class A Common Stock (the "Exchange Warrants") and cash in exchange for some or all of XM's outstanding 14% Senior Secured Notes due 2010, (4) entering into a $100,000,000 Senior Secured Credit Facility with GM (the "GM Credit Facility") to finance certain revenue share payments owed to GM under the Distribution Agreement or other amounts which may be owed to GM,
(5) the issuance of the GM Warrant, (6) the issuance and sale, on or

                                      - 4 -

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before the closing of the transactions described in this definition, to the extent determined to be desirable by the Company, or after the closing, to the extent contemplated by the letter agreement between the Company and BayStar Group, of Class A Common Stock, with or without warrants to purchase Class A Common Stock, in accordance with Section 4(2) of the Securities Act or pursuant to the Company's effective shelf registration statement under the Securities Act, including the proposed sale of 5,555,556 shares of Class A Common Stock and the issuance of a warrant to purchase 900,000 shares of Class A Common Stock,
(7) the issuance of the New Notes, and (8) the execution, delivery and performance of all agreements, documents and instruments, including this Agreement, evidencing the transactions described in clauses (1) through (7) of this definition, and all arrangements contemplated thereby.

     Concurrent Financing Transactions Issuances: means the issuances or potential issuances of, without limitation, (1) Class A Common Stock upon conversion of the GM Notes and the New Notes, (2) the GM Warrant and the Class A Common Stock upon exercise thereof, (3) the Exchange Warrants and the Class A Common Stock upon exercise thereof, (4) Class A Common Stock as payment of interest on the GM Notes, (5) Class A Common Stock as payment of interest under the GM Credit Facility, (6) Class A Common Stock pursuant to the Distribution Agreement in accordance with the terms thereof, and (7) Class A Common Stock and warrants issued and sold as contemplated by clause (6) of the definition of Concurrent Financing Transactions.

     Convertible Securities: means securities or obligations that are exercisable for, convertible into or exchangeable for shares of Common Stock. The term includes options, warrants or other rights to subscribe for or purchase Common Stock or to subscribe for or purchase other securities or obligations that are convertible into or exercisable or exchangeable for Common Stock, including, without limitation, the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the GM Notes, the New Notes and the GM Warrant.

     DIRECTV Operational Assistance Agreement: means the operational assistance agreement dated on or about June 7, 1999 between DIRECTV, Inc. (an Affiliate of DIRECTV) and XM, as it may be amended from time to time.

     Disinterested: means when used in respect of a director, a director who does not have a direct or indirect interest in the terms or nature of the transaction to be entered into (other than as a stockholder of the Company), it being understood that directors of an Affiliate of the Person that designated a director that is not deemed to be Disinterested shall not be deemed to be Disinterested.

     Excluded Securities: means any (a) Common Stock or Convertible Securities outstanding as of the date hereof and any Common Stock issuable upon exercise of such Convertible Securities, (b) Common Stock or Convertible Securities issued under a Qualifying Stock Plan and (c) Common Stock or Convertible Securities issued to Persons who are not Affiliates of the Company as partial consideration for senior debt financing, equipment lease financing or underwritten High Yield Debt financing pursuant to a registered public offering under the Securities Act or pursuant to Rule 144A thereunder.

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     FCC: means the Federal Communications Commission, or successor agency thereof.

     GM Warrant: has the meaning specified in the recitals hereto.

     High Yield Debt: means secured or unsecured debt securities issued by the Company or a wholly owned Subsidiary of the Company in a registered public offering or an offering to Qualified Institutional Buyers and/or institutional Accredited Investors under Rule 144A of the Securities Act of at least $50 million after the Series C Closing Date, with or without attached warrants or quasi-equity rights issued by the Company or a Subsidiary of the Company.

     Investors: means the Persons specified in the Preamble.

     Non-Public Capital Stock: means Capital Stock that the Company intends to issue without registration under the Securities Act.

     Notice of Proposed Issuance: has the meaning specified in Section 6.

     Offered Non-Public Capital Stock: has the meaning specified in Section 6.

     Permitted Transferees: means each transferee of any Capital Stock, with the transfer being made in compliance with the provisions hereof.

     Person: means any individual, partnership, corporation, joint venture, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

     Private Financing Transaction: means a private placement or similar transaction which provides financing to the Company in the amount of $25,000,000 or more, excluding the Concurrent Financing Transactions and Concurrent Financing Transactions Issuances and transactions in which (i) the only investors are Persons that have, or following such transaction will have, substantive business relationship with the Company (other than the ownership of securities of the Company or its Subsidiaries) and (ii) the consideration received by the Company does not consist solely of cash.

     Qualified Institutional Buyer: has the meaning specified in Rule 144A promulgated under the Securities Act.

     Qualifying Stock Plan: means, collectively, all approved stock incentive plans for employees, consultants and non-employee directors, provided that (i) issuances under a Qualifying Stock Plan do not exceed 10% in the aggregate of the shares of Common Stock Deemed Outstanding and (ii) such Qualifying Stock Plan has been approved by a compensation committee of the Board of Directors or the full Board of Directors, which, in either case, shall include at least one director designated by the Original Investors and which approval shall include the approval of such director so designated.

     Right of First Offer: means the rights granted to each Investor pursuant to
Section 6.1 hereof.

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     Securities Act: means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     Series A Convertible Preferred Stock: means the Series A Convertible Preferred Stock, par value $1.00 per share, of the Company having zero (0) votes per share.

     Series B Convertible Preferred Stock: means the Series B Convertible Redeemable Preferred Stock, par value $.01 per share, of the Company having zero
(0) votes per share.

     Series C Closing Date: means August 8, 2000.

     Series C Convertible Preferred Stock: means the Series C Convertible Redeemable Preferred Stock, par value $.01 per share, of the Company, having the same voting rights as the Class A Common Stock determined on an as converted basis.

     Subsidiary: means, with respect to any Person, any corporation, association or other business entity of which more than fifty percent (50%) of the voting power of the outstanding Capital Stock is owned, directly or indirectly, by such Person or one or other Subsidiaries of such Person.

     TCM Group: means Columbia, Madison and Telcom.

     TCM: means TCM, LLC, a Delaware limited liability company.

     TCM Operational Assistance Agreement: means the operational assistance agreement dated on or about August 8, 2000 between TCM and the Company, as amended by the parties from time to time.

                                   ARTICLE II.

                       COMPLIANCE WITH COMMUNICATIONS ACT

     Section 2.1 Conduct of Business. The Company, XM and XM Radio Inc. shall, and the Company shall cause XM and its Subsidiaries to, conduct their business in such manner as to comply with all applicable laws and regulations (including but not limited to the Communications Act of 1934, as amended (the "Communications Act"), and the rules and regulations of the FCC).

     Section 2.2 Cooperation of Investors. The Company and the Investors agree to work cooperatively in connection with the preservation, maintenance and any extension or renewal by XM Radio Inc. of its SDARS license and to provide (and to cause the Company to provide), with reasonable promptness, such information, and assist in making all filings, as may be required or appropriate in accordance with the Communications Act, FCC rules, regulations, and processes to preserve, maintain and extend or renew XM Radio Inc.'s SDARS license.

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     Section 2.3    Regulatory Approvals. To the extent that any regulatory
approval, notification or other submission or procedure is required or customarily provided in connection with the exercise of any right or obligations as set forth in this Agreement with respect to the transfer or assignment of Capital Stock or changes to the Boards of Directors or appointment rights of such directors (including, but not limited to, FCC approvals (if required) and applicable securities laws), such transfer or assignment of Capital Stock or changes pursuant to this Agreement will be delayed and will only take place after such approval, notification or other submission or procedure has been obtained, submitted or completed.

                                  ARTICLE III.

                   BOARD OBSERVATION; OPERATIONAL INVOLVEMENT

     Section 3.1    Observation Rights.

     (a) For such time as any of GM and DIRECTV (i) continues to hold, in the aggregate, in excess of 5% of the Common Stock Deemed Outstanding, or (ii) retains the full amount of its original investment in the Company (whether or not converted into shares of Series A Convertible Preferred Stock or Class A Common Stock), GM and DIRECTV together shall be allowed one observer at Board of Directors meetings to represent whichever company does not have a representative serving on the Board of Directors at that time.

     (b) For such time as any of Columbia and Madison (i) continues to hold in excess of 2% of the Common Stock Deemed Outstanding, or (ii) retains at least 50% of its investment in the Company as of the Series C Closing Date, such Investor shall be allowed to have an observer at Board of Directors meetings so long as such company does not have an Affiliate serving as a member of the Board of Directors at that time.

     (c) For such time as Clear Channel (i) continues to hold in excess of 5% of the Common Stock Deemed Outstanding, or (ii) retains the full amount of its original investment in the Company, Clear Channel shall be allowed an observer at Board of Directors meetings.

     (d) For such time as Honda (i) retains at least 25% of its investment, including debt and equity securities, in the Company (measured by the purchase price paid by Honda for such securities and without regard to (A) whether or not such securities have been converted into any other security of the Company or
(B) the current market value of any such securities) as of the date hereof and
(ii) Honda does not have an Affiliate serving as a member of the Board of Directors, Honda shall be allowed an observer at Board of Directors meetings.

     Section 3.2 Operational Involvement of Clear Channel, DIRECTV and the TCM Group.

     (a) For such time as Clear Channel (i) continues to hold in excess of 5% of the Common Stock Deemed Outstanding, or (ii) retains the full amount of its original investment in the Company, the Company agrees that Clear Channel shall have operational rights and involvement as set forth in the Clear Channel Operational Assistance Agreement, provided that

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such rights and involvement shall terminate if Clear Channel ceases to be a wholly-owned subsidiary of Clear Channel Communications, Inc.

     (b) For such time as DIRECTV (i) continues to hold in excess of 5% of the Common Stock Deemed Outstanding, or (ii) retains the full amount of its original investment in the Company, (whether or not converted into shares of Series A Convertible Preferred Stock or Class A Common Stock), the Company agrees that DIRECTV, Inc. shall have operational rights and involvement as set forth in the DIRECTV Operational Assistance Agreement. Solely during such time as DIRECTV remains a wholly owned subsidiary of Hughes Electronics Corporation, any Capital Stock transferred to Hughes Electronics Corporation by DIRECTV (and held by Hughes Electronics Corporation) shall be treated as Capital Stock held by DIRECTV, for purposes of the preceding sentence.

     (c) For such time as Columbia and Madison (i) continue to hold, in the aggregate, in excess of 5% of the Common Stock Deemed Outstanding, or (ii) retain, in the aggregate, at least 50% of their investment in the Company as of the Series C Closing Date, the Company agrees that the TCM Group shall have operational rights and involvement as set forth in the TCM Operational Assistance Agreement.

                                   ARTICLE IV.

                             CERTAIN REPRESENTATIONS

     Each Party hereby represents and warrants on behalf of itself to each other Party that:

     Section 4.1    Existence and Power. To the extent such Party is an entity:

     (a) it is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of formation;

     (b) it has the power and authority to own its assets, carry on its business and execute, deliver, and perform its obligations under this Agreement; and

     (c) it is duly qualified to do business and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license except where such failure to qualify would not have a material adverse effect on the business or financial condition of such Party.

     Section 4.2 Due Authorization; No Contravention. To the extent such Party is an entity, the execution, delivery and performance by it of this Agreement have been duly authorized by all necessary action, and do not and will not:

     (a) Breach or violate the terms of its certificate of incorporation (or similar constituent document) or bylaws (or similar constituent document);

     (b) Breach or violate the terms of any material agreement to which it is party; or

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     (c)     Violate any law or regulation applicable to it, including but not limited to the Communications Act and the rules and regulations promulgated from time to time by the FCC.

     To the extent such Party is an individual, the execution, delivery and performance by him of this Agreement does not and will not breach or violate the terms of any material agreement to which he is a party or violate any law or regulation applicable to him.

     Section 4.3 Binding Effect. This Agreement has been duly authorized (to the extent such Party is an entity), executed and delivered by such Party and constitutes the legal, valid and binding obligation of such Party enforceable against such Party in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                                   ARTICLE V.

                              CONSENT REQUIREMENTS

     Section 5.1 Investor Approval Rights. For so long as an aggregate of at least 50% of the original aggregate principal amount of the Notes at maturity continues to be held by the Note Investors, the affirmative vote or consent of
Note Investors holding greater than 75% of the aggregate principal amount at maturity of the then outstanding Notes, voting as a separate class, will be required for the following actions:

     (a) Any amendment, alteration or repeal of any provision of the Certificate of Incorporation (including any certificate of designations) or By-laws of the Company or any of its Subsidiaries that is material to the rights of the Note Investors;

     (b) Any increase in the outstanding number of shares of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock or the Series C Convertible Preferred Stock, except for increases in connection with anti-dilution adjustments under the terms of such securities;

     (c) The issuance of Common Stock or securities convertible into Common Stock, (excluding Common Stock issued in respect of (1) Convertible Securities outstanding on the date hereof, (2) securities issued as payment of or in lieu of a dividend or interest payment on securities outstanding on the date hereof and (3) any securities issued pursuant to the agreements contemplated by or which implement the Concurrent Financing Transactions), which would increase the number of shares of Common Stock Deemed Outstanding on the date hereof (after giving effect to the Concurrent Financing Transactions and the Concurrent Financing Transactions Issuances) by 20% or more in one or more than one issuance;

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     (d)     The incurrence by the Company or any of its Subsidiaries of any indebtedness or the issuance of any securities, in each case, that contain financial, operational or subscriber maintenance or milestone covenants that if not met would put the Company or any of its Subsidiaries in default under the terms of any indebtedness or securities;

     (e) The declaration and payment of any dividends on, or the making of any distribution with respect to, any securities junior to or pari passu with the Notes, other than dividends consisting solely of Class A Common Stock to the holders of Series B Convertible Preferred Stock or the Series C Convertible Preferred Stock to the extent such dividends are required to be paid by the terms of such securities;

     (f) Any merger or consolidation or sale, transfer, assignment, conveyance or other disposition to a third party of all or substantially all of the properties or assets of the Company or any of its Subsidiaries in one or more related transactions;

     (g) The dissolution of the Company or any Subsidiary or adoption of a plan of liquidation for the Company or any Subsidiary;

     (h) The purchase, redemption or other acquisition or retirement by the Company or any Subsidiary for value (including, in connection with any merger or reorganization) of any securities of the Company or any Subsidiary, except that (i) the Company or XM may repurchase or redeem up to 35% of XM's 14% Senior Secured Discount Notes due 2010 (or such applicable percentage as may be required upon a change of control) and exercise any similar option to repurchase or redeem contained in future issuances of High Yield Debt, (ii) the Company or XM may undertake any redemption under any of the documents contemplated by the Concurrent Financing Transactions, including without limitation, an offer to purchase in connection with a change of control, and (iii) the Company may redeem its equity securities in an aggregate amount not to exceed $5 million;

     (i) any change in the terms of the Notes or any securities or debt obligations of the Company or its Subsidiaries ranking senior to or on a parity with the Notes (other than with respect to the Company's credit agreement with Boeing Capital Corporation and the Company's mortgage with respect to its headquarters facility) or any change in the terms of securities or debt obligations ranking junior to the Notes as to right of payment or priority with respect to the collateral securing the Notes that increases the seniority of such junior securities or debt obligations so that they rank senior to or on a parity with the Notes; provided, that (a) any change in the terms of the New Notes that is not adverse to the GM Notes shall require only the approval of 75% of the aggregate principal amount at maturity of the then outstanding New Notes and
             (b) any change in the terms of the GM Notes that is not adverse to the New Notes shall require only the approval of GM;

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     (j)     Any action that results in any agreement, arrangement or
             understanding that would impose material restrictions on the Company's or any of its Subsidiary's ability to honor the exercise of any rights of the Note Investors or violate or conflict with, rights of the Note Investors;

     (k) The making of loans or advances to, transferring properties to, or guaranteeing any indebtedness of the Company's Subsidiaries other than Subsidiaries directly engaged in the satellite radio business;

     (l) Any change in the principal nature of the business of the Company and its Subsidiaries, taken as a whole, to a business other than the satellite radio business or a business substantially related thereto;

     (m) any payments to, or any sale, lease, transfer or other disposition of any of the Company's or any of its Subsidiaries' properties or assets to, or purchase of any property or assets from, or entering into or making or amending any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each, an "Affiliate Transaction"), unless the following are complied with:

             (i) Such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Subsidiary with an unrelated Person; and

             (ii)   the Company delivers to the Note Investors:

                    (A) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $5.0 million, a resolution of the Board of Directors set forth in an officers' certificate certifying that such Affiliate Transaction complies with this clause (m) and, if an opinion meeting the requirements of clause (B) below has not been obtained, that such Affiliate Transaction has been approved by a majority of the Disinterested members of the Board of Directors with respect to such Affiliate Transaction; and

                    (B) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $20.0 million or any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $5.0 million where none of the members of the Board of Directors qualifies as Disinterested, an opinion as to the fairness to the Company or such Subsidiary of such Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing.

                    The following items shall not be deemed to be Affiliate Transactions and, therefore, will not be subject to the provisions of this clause (m):

                    (1) any transaction by the Company or any of its Subsidiaries with an Affiliate directly related to the purchase, sale or distribution of products in the ordinary course of business consistent with industry practice which has been approved by a majority of the members of the Board of Directors of the Company who are Disinterested with respect to such transaction;

                    (2) any employment agreement or arrangement or employee benefit plan entered into or instituted by the Company or any of its Subsidiaries in the ordinary course of business of the Company or Subsidiary and which has been approved by a majority of the members of the Board of Directors of the Company who are Disinterested with respect to such transaction;

                    (3) transactions between or among the Company and/or its wholly-owned Subsidiaries;

                    (4) payment of reasonable directors fees and the provision of customary indemnification to directors, officers and employees of the Company and its Subsidiaries;

                    (5) contractual arrangements existing on the date hereof, and any renewals, extensions, implementations or modifications thereof that are not materially adverse to the Note Investors that have been approved by a majority of the members of the Board of Directors of the Company who are Disinterested with respect to such transaction.

     (n) Entering into any transaction that would result in any Subsidiary of the Company material to the Company's satellite radio business not being wholly owned, directly or indirectly, by the Company other than pledges of the common stock of any Subsidiary of the Company permitted pursuant to the Note Purchase Agreement in connection with the Concurrent Financing Transactions;

     (o) Any optional redemption, repurchase or other acquisition of debt or equity securities or other debt obligations for cash of the Company or any Subsidiaries of the Company, which securities or obligations are pari passu with or junior to the Notes in right of payment, except to the extent permitted by (h) above;

     (p) Any authorization, creation, reclassification or issuance of any debt or equity securities or other debt obligations senior to (or otherwise having a preference over) or ranking pari passu with the Notes in right of payment or priority with respect to the security provided therefor or otherwise other than as permitted by the Concurrent Financing Transactions documents as in effect on the date hereof; or

     (q)     Agreeing or committing to do any of the foregoing.

     Section 5.2 Consent Rights Non-transferable. The consent rights conferred upon the Note Investors pursuant to Section 5.1 hereof are personal to the Note Investors and shall not be assignable or otherwise transferable other than to an Affiliate of a Note Investor or another Note Investor.

                                   ARTICLE VI.

                  RIGHT OF FIRST OFFER; ANTIDILUTION PROTECTION

     Section 6.1 Right of First Offer. The Company shall only issue Non-Public Capital Stock in a Private Financing Transaction in accordance with the following terms:

     (a) The Company shall not issue any Non-Public Capital Stock in a Private Financing Transaction unless it first delivers to each Investor who is then an Eligible Purchaser (as defined below) and who, in the case of Note Investors, purchases at least $10 million in aggregate principal amount at maturity of New Notes at the closing of the Concurrent Financing Transactions (each such Person being referred to in this Section 6 as a "Buyer"), a written notice (the "Notice of Proposed Issuance") specifying the type and total number of such shares of Non-Public Capital Stock that the Company then intends to issue (the "Offered Non-Public Capital Stock"), all of the material terms, including the price upon which the Company proposes to issue the Offered Non-Public Capital Stock and stating that the Buyers shall have the right to purchase the Offered Non-Public Capital Stock in the manner specified in this
Section 6.1 for the same price per share and in accordance with the same terms and conditions specified in such Notice of Proposed Issuance.

     (b) For a period of ten (10) calendar days from the date the Company delivers to all of the Buyers the Notice of Proposed Issuance (the "Ten Day Period"), the Buyers may elect to subscribe to purchase Offered Non-Public Capital Stock at the same price per share and upon the same terms and conditions specified in the Notice of Proposed Issuance. Each Buyer electing to purchase Offered Non-Public Capital Stock must give written notice of its election to the Company prior to the expiration of the Ten Day Period. If the Offered Non-Public Capital Stock is being offered as part of an investment unit together with debt or other instruments, any election by a Buyer to purchase Offered Non-Public Capital Stock shall also constitute an election to purchase a like portion of such debt or other instruments.

     (c) Each Buyer shall have the right to purchase that number of shares of the Offered Non-Public Capital Stock as shall be equal to the number of shares of the Offered Non-Public Capital Stock multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock then held by such Buyer plus all shares of Common Stock issuable upon conversion of all Convertible Securities then held by such Buyer and the denominator of which shall be the aggregate number of shares of Common Stock Deemed Outstanding. The amount of such Offered Non-Public Capital Stock that each Buyer is entitled to purchase under this Section 6 shall be referred to as its "Proportionate Share."

     (d) Each Buyer shall have a right of oversubscription such that if any other Buyer fails to elect to purchase his or its full Proportionate Share of the Offered Non-Public Capital Stock, the other Buyer(s) shall, among them, have the right to purchase up to the balance of such Offered Non-Public Capital Stock not so purchased. The Buyers may exercise such right of oversubscription by electing to purchase more than their Proportionate Share of the Offered Non-Public Capital Stock by so indicating in their written notice given during the Ten Day Period. If, as a result thereof, such oversubscription elections exceed the total number of the Offered Non-Public Capital Stock available in respect to such oversubscription privilege, the oversubscribing Buyers shall be cut back with respect to oversubscriptions on a pro rata basis in accordance with their respective Proportionate Share or as they may otherwise agree among themselves.

     (e) If all of the Offered Non-Public Capital Stock has not been subscribed for by the Buyers pursuant to the foregoing provisions, then the Company shall have the right, until the expiration of one-hundred eighty (180) consecutive days commencing on the first day immediately following the expiration of the Ten Day Period, to issue the Offered Non-Public Capital Stock not purchased by the Buyers at not less than, and on terms no more favorable in any material respect to the purchaser(s) thereof than, the price and terms specified in the Notice of Proposed Issuance. If such remaining Offered Non-Public Capital Stock is not issued within such period and at such price and on such terms, the right to issue in accordance with the Notice of Proposed Issuance shall expire and the provisions of this Agreement shall continue to be applicable to the Offered Non-Public Capital Stock.

     (f) The Company may proceed with the issuance of Non-Public Capital Stock without first following the foregoing procedures provided that within ten
(10) days following the issuance of such Non-Public Capital Stock, the Company or the purchaser of the Non-Public Capital Stock undertakes steps substantially similar to those described above to offer to all Buyers the right to purchase from such purchaser or from the Company such amount of such Non-Public Capital Stock at the same price and terms applicable to the purchaser's purchase thereof as is necessary for the Buyers to maintain the same ownership percentage of the Company on a fully diluted basis as existed prior to such issuance of Non-Public Capital Stock.

     (g) Notwithstanding the foregoing, the Right of First Offer described in this Section 6 shall not apply with respect to the issuance of Excluded Securities or to any Investor who is not an Eligible Purchaser. For purposes of this Section 6, any Investor shall be an "Eligible Purchaser" with respect to a proposed issuance of Non-Public Capital Stock if such Investor meets the Company's reasonable requirements for investors generally (such as being an Accredited Investor or Qualified Institutional Buyer) to purchase Non-Public Capital Stock in the particular Private Financing Transaction.

     (h) The rights granted under this Section 6.1 are personal to the Investors and shall not be assignable or otherwise transferable other than to an Affiliate of an Investor.

     Section 6.2    Antidilution Protection.

     (a) In the event that, at a time when Series C Convertible Preferred Stock is then outstanding, the Company grants any Antidilution Protection to any purchaser(s) of 1% or more (on a fully diluted basis) of the Capital Stock which would (if granted to the holders of the Series C Convertible Preferred Stock) be materially more favorable (taken as a whole) to the holders of the Series C Convertible Preferred Stock than the Antidilution Protection then applicable to the Series C Convertible Preferred Stock (a "New Antidilution Protection"), then if the holders of a majority of the Series C Convertible Preferred Stock outstanding so elect by written notice to the Company, the Company and the Series C Investors shall use their best efforts to take all steps determined in good faith by the Board of Directors to be reasonably necessary to provide (and the Investors and their Permitted Transferees, other than Permitted Transferees of Common Stock sold pursuant to an effective registration statement or Rule 144 or Rule 145 under the Securities Act of 1933, as amended) shall vote in favor of any amendment to the Certificate of Designation of the Series C Convertible Preferred Stock which may be necessary), as nearly as practicable under the circumstances and consistent with the other terms of Certificate of Designation for the Series C Convertible Preferred Stock, the New Antidilution Protection to the holders of the Series C Convertible Preferred Stock as a replacement for the Antidilution Protection then applicable to the Series C Convertible Preferred Stock.

     (b) In the event that a New Antidilution Protection is granted to the holders of the Series C Convertible Preferred Stock as a replacement for the Antidilution Protection then applicable to the Series C Convertible Preferred Stock, if the Note Investors holding a majority of the outstanding aggregate principal amount at maturity of the New Notes so elect, the Company and the Note Investors shall use their best efforts to take all steps determined in good faith by the Board of Directors to be reasonably necessary to provide, as nearly as practicable under the circumstances and consistent with the GM Note Purchase Agreement, the New Note Purchase Agreement, the Notes and this Agreement, the New Antidilution Protection to the Note Investors.

                                  ARTICLE VII.

                                  MISCELLANEOUS

     Section 7.1 Amendment and Restatement. This Agreement hereby restates, amends and supersedes the 2000 Agreement.

     Section 7.2 Notices. Except as otherwise provided in this Agreement, notices and other communications under this Agreement shall be in writing and shall be deemed properly served if: (i) mailed by registered or certified mail, return receipt requested, (ii) delivered by a recognized overnight courier service, (iii) delivered personally, or (iv) sent by facsimile transmission addressed to each Party at its address for notices specified on Schedule I attached hereto, or at such other address, or to the attention of such officer, as any Party shall have furnished to each other Party in writing pursuant to this Section 7.2. Such notice shall be deemed to have been received: (i) three
(3) Business Days after the date of mailing if sent by certified or registered mail, (ii) one (1) Business Day after the date of delivery if sent by overnight courier,

(iii) the date of delivery if personally delivered, or (iv) the next succeeding Business Day after transmission by facsimile with confirmation of receipt.

     Section 7.3 Amendment. Any term of this Agreement may be amended only with the written consent of (a) the Company, (b) Investors holding, (i) in the case of amendments to provisions of this Agreement generally, 75% of the aggregate of the Common Stock Deemed Outstanding held by Investors, and (ii) in the case of any non-material change or technical correction of this Agreement, a majority of the aggregate of the Common Stock Deemed Outstanding held by Investors, (c) in the case of amendments to Section 6.1 or 6.2(a) of this Agreement, in addition to the consents listed in clauses (a) and (b) of this Section, at least 66-2/3% of the aggregate of the Common Stock Deemed Outstanding held by Series C Investors, (d) in the case of amendments to Section
6.1 or 6.2(b) of this Agreement, in addition to the consents listed in clauses
(a) and (b) of this Section, at least 66-2/3% of the aggregate principal amount at maturity of the then outstanding Notes, and (e) in the case of amendments to
Section 5.1 of this Agreement, in addition to the consents listed in clauses (a) and (b) of this Section, greater than 75% of the aggregate principal amount at maturity of the then outstanding Notes held by the Note Investors; provided, however, that in the event the rights, preferences or obligations hereunder of one or more Investors are being amended in a manner that is materially adverse to such Investors and in a manner that is different from those of other Investors, such rights, preferences or obligations may be so amended only with the consent of the Investors holding at least 75% in the aggregate of the Common Stock Deemed Outstanding held by Investors whose rights, preferences or obligations are being materially adversely amended in such different manner. Any amendment effected in accordance with this Section 7.3 shall be binding upon each Investor and the Company.

     Section 7.4 Specific Performance. Each Party acknowledges (i) that it will be impossible to measure in money the damage to each other Party if any of them or any legal representative of any Party fails to comply with any of the provisions of this Agreement, (ii) that every such provision is material, and
(iii) that in the event of any such failure, the Company and the Investors will not have an adequate remedy at law or in damages. Accordingly, each Party hereto consents to the issuance of an injunction or the enforcement of other equitable remedies against it at the suit of an aggrieved Party without the posting of any bond or other security, to compel specific performance of all of the terms hereof and to prevent any disposition of shares of Capital Stock in contravention of any terms of this Agreement, and waives any defense thereto, including, without limitation, the defenses of (i) failure of consideration,
(ii) breach of any other provision of this Agreement and (iii) availability or relief in damages.

     Section 7.5 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PROVISIONS THEREOF.

     EACH OF THE PARTIES ACKNOWLEDGES THAT (i) IT IS A KNOWLEDGEABLE, INFORMED, SOPHISTICATED BUSINESS ENTITY CAPABLE OF UNDERSTANDING AND EVALUATING THE PROVISIONS SET FORTH IN THIS AGREEMENT, INCLUDING THIS SECTION 7.5, AND (ii) IT HAS BEEN REPRESENTED

BY SUCH COUNSEL AND OTHER ADVISORS OF ITS CHOOSING AS IT HAS DEEMED APPROPRIATE IN CONNECTION WITH ITS DECISION TO ENTER INTO THIS AGREEMENT.

     Section 7.6 Parties In Interest. This Agreement shall be binding upon and shall inure to the benefit of each Party and their respective successors and assigns as provided for herein, and by their signatures hereto, and each Party intends to and does hereby become bound. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person other than the Parties hereto and their respective successors and assigns any legal or equitable right, remedy or claim under or in or in respect of this Agreement or any provision herein contained.

     Section 7.7 Severability of Provisions. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     Section 7.8 Plural; Singular. When used herein, the singular of each term includes the plural and the plural of each term includes the singular.

     Section 7.9 Counterparts. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one agreement and any Party hereto may execute this Agreement by signing any such counterpart.

     Section 7.10 Descriptive Headings. The descriptive headings of the several sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     Section 7.11 Future Assurances. Each Party shall execute and deliver all such future instruments and take such other and further action as may be reasonably necessary or appropriate to carry out the provisions of this Agreement and the intention of the Parties as expressed herein.

     Section 7.12 Termination. This Agreement shall be immediately terminated upon any of the following: (i) the unanimous written consent to the termination hereof by the Parties hereto, (ii) the dissolution, bankruptcy or receivership of the Company, or (iii) at such time as only one (1) Investor remains a Party hereto. This Agreement shall be immediately terminated as to any Party that transfers all of its Capital Stock to any Person that is not an Affiliate of such Party.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly signed as of the date first above written.

XM SATELLITE RADIO HOLDINGS INC.

By:    /s/ Joseph M. Titlebaum
   ----------------------------------------
Name: Joseph M. Titlebaum
Title: Senior Vice President, General Counsel and
       Secretary


BARON ASSET FUND
on behalf of THE BARON ASSET FUND SERIES

By: /s/ Linda Martinson
   -----------------------------------------
Name: Linda Martinson
Title: Vice President and General Counsel

BARON ASSET FUND
on behalf of THE BARON iOPPORTUNITY FUND SERIES

By: /s/ Linda Martinson
   -----------------------------------------
Name: Linda Martinson
Title: Vice President and General Counsel

BARON CAPITAL FUND TRUST
on behalf of THE BARON CAPITAL ASSET FUND SERIES

By: /s/ Linda Martinson
   -----------------------------------------
Name: Linda Martinson
Title: Vice President and General Counsel

CLEAR CHANNEL INVESTMENTS, INC.

By: /s/ Randall T. Mays
   -----------------------------------------
Name: Randall T. Mays
Title: Executive Vice President

   Signature Page to Second Amended and Restated Shareholders and Noteholders
                                    Agreement

MOTIENT CORPORATION

By: /s/ Lon Levin
   -----------------------------------------
Name:  Lon Levin
Title: Vice President

GENERAL MOTORS CORPORATION

By: /s/ R. J. Harries
   -----------------------------------------
Name: R. J. Harries
Title:

DIRECTV ENTERPRISES, LLC

By: /s/ Michael W. Palkovic
   -----------------------------------------
Name:  Michael W. Palkovic
Title: Senior Vice President

MADISON DEARBORN CAPITAL PARTNERS III, L.P.
By Madison Dearborn Partners III, L.P., its general partner
By Madison Dearborn Partners LLC, its general partner

By:    /s/ James N. Perry, Jr.
   -----------------------------------------
Name:  James N. Perry, Jr.
Title: Managing Director

MADISON DEARBORN SPECIAL EQUITY III, L.P.
By Madison Dearborn Partners III, L.P., its general partner
By Madison Dearborn Partners LLC, its general partner

By:    /s/ James N. Perry, Jr.
   -----------------------------------------
Name:  James N. Perry, Jr.
Title: Managing Director

SPECIAL ADVISORS FUND I, LLC
By Madison Dearborn Partners III, L.P., its manager
By Madison Dearborn Partners LLC, its general partner

By:    /s/ James N. Perry, Jr.
   -----------------------------------------
Name:  James N. Perry, Jr.
Title: Managing Director

   Signature Page to Second Amended and Restated Shareholders and Noteholders
                                    Agreement

AEA XM INVESTORS I LLC                                             AEA XM INVESTORS II LLC
By XM Investors I LP, its Sole Member                              By XM Investors II LP, its Sole Member
By AEA XM Investors Inc., its General Partner                      By AEA XM Investors Inc., its General Partner

By:   /s/ Christine J. Smith                                       By:   /s/ Christine J. Smith
    ----------------------------------------                           --------------------------------
Name: Christine J. Smith                                           Name: Christine J. Smith
Title: Vice President                                              Title: Vice President

AEA XM INVESTORS IA LLC                                            AEA XM INVESTORS IIA LLC
By XM Investors IA LP, its Sole Member                             By XM Investors IIA LP, its Sole Member
By AEA XM Investors Inc., its General Partner                      By AEA XM Investors Inc., its General Partner

By:   /s/ Christine J. Smith                                       By:    /s/ Christine J. Smith
    ----------------------------------------                            --------------------------------
Name: Christine J. Smith                                           Name: Christine J. Smith
Title: Vice President                                              Title: Vice President

TELCOM--XM INVESTORS, L.L.C.

By:  /s/ Rajendra Singh
   --------------------------------------
Name: Rajendra Singh
Title: President

COLUMBIA XM SATELLITE PARTNERS III, LLC                             COLUMBIA XM RADIO PARTNERS, LLC
                                                                    By Columbia Capital L.L.C., its Managing
                                                                    Member

By:      /s/ James B. Fleming, Jr.                                  By:      /s/ James B. Fleming, Jr.
   --------------------------------------                           -------------------------------------
Name: James B. Fleming, Jr.                                         Name: James B. Fleming, Jr.
Title: Vice President                                               Title: Vice President


COLUMBIA CAPITAL EQUITY PARTNERS III                                COLUMBIA CAPITAL EQUITY PARTNERS II
(QP), L.P.                                                          (QP), L.P.
By Columbia Capital Equity Partners III, L.P., its                  By Columbia Capital Equity Partners III, L.P.,
General Partner                                                     its General Partner

By:      /s/ James B. Fleming, Jr.                                  By:      /s/ James B. Fleming, Jr.
   --------------------------------------                              -------------------------------------
Name: James B. Fleming, Jr.                                         Name: James B. Fleming, Jr.
Title: Vice President                                               Title: Vice President

   Signature Page to Second Amended and Restated Shareholders and Noteholders
                                    Agreement

BLACK BEAR FUND I, L.P., a California      BLACK BEAR FUND II, L.L.C., a
 limited partnership                        California limited liability company
By Eastbourne Capital Management,          By Eastbourne Capital Management,
   L.L.C., its general partner                L.L.C., its manager

By:         /s/ Eric M. Sippel             By:         /s/ Eric M. Sippel
   ----------------------------------         ----------------------------------
     Eric M. Sippel                               Eric M. Sippel
     Chief Operating Officer                      Chief Operating Officer

BLACK BEAR OFFSHORE MASTER FUND
   LIMITED, a Cayman Islands exempted company
By Eastbourne Capital Management, L.L.C., its investment adviser and attorney in fact

By:         /s/ Eric M. Sippel
   -----------------------------------------
     Eric M. Sippel
     Chief Operating Officer

HEARST COMMUNICATIONS, INC., a Delaware
 corporation


By:          /s/ Kenneth A. Bronfin
   -----------------------------------------
Name:  Kenneth A. Bronfin
Title: President, Hearst Interactive Meadia,
       a division of Hearst Communications, Inc.


AMERICAN HONDA MOTOR CO., INC.

By:  /s/ Thomas G. Elliott
   -----------------------------------------
Name:  Thomas G. Elliott
Title: Executive Vice President

   Signature Page to Second Amended and Restated Shareholders and Noteholders
                                    Agreement

BAYSTAR CAPITAL II, L.P.
By BayStar Capital Management, LLC, its general partner

By: /s/ Lawrence Goldfarb
   -----------------------------------------
Name: Lawrence Goldfarb
Title: Managing Member


BAYSTAR INTERNATIONAL II LTD.
By BayStar Capital Management LLC, its investment manager

By: /s/ Lawrence Goldfarb
   -----------------------------------------
Name: Lawrence Goldfarb
Title: Managing Member

ROYAL BANK OF CANADA
By its agent, RBC Dominion Securities Corporation

By: /s/ Steven C. Milke
   -----------------------------------------
Name: Steven C. Milke
Title: Managing Director

By: /s/ Richard J. Tavoso
   -----------------------------------------
Name: Richard J. Tavoso
Title: Managing Director

SUPERIUS SECURITIES GROUP, INC. MONEY PURCHASE PLAN


By:            /s/ James Hudgins
   -----------------------------------------
Name: James Hudgins
Title: Trustee


SF CAPITAL PARTNERS, LTD., a British Virgin Islands company


By:            /s/ Brian H. Davidson
   -----------------------------------------
Name: Brian H. Davidson
Title: Authorized Signatory

   Signature Page to Second Amended and Restated Shareholders and Noteholders
                                    Agreement

MICHAEL W. HARRIS

      /s/ Michael W. Harris
   -----------------------------------------

PAUL GREENWALD


      /s/ Paul Greenwald
   -----------------------------------------


HUGHES ELECTRONICS CORPORATION


By:    /s/ Patrick T. Doyle
      --------------------------------------
Name:  Patrick T. Doyle
Title: Vice President, Treasurer and Controller


AVDAN PARTNERS, L.P.


By:    /s/ Mark B. Friedman
   -----------------------------------------
Name:  Mark B. Friedman
Title: President, MBG Capital Management, Inc.
       Its Managing General Partner

JOHN DEALY

       /s/ John Dealy
   -----------------------------------------

   Signature Page to Second Amended and Restated Shareholders and Noteholders
                                    Agreement

A.R. SANCHEZ, JR.

      /s/ A.R. Sanchez, Jr.
   -----------------------------------------


GEORGE HAYWOOD

      /s/ George Haywood
   -----------------------------------------

      PRISM PARTNERS OFFSHORE FUND                          PRISM PARTNERS I, L.P.
      By: Weintraub Capital Management LLC,                 By: Weintraub Capital Management LLC,
      its Investment Manager                                its Investment Manager

      By:      /s/ Jerald M. Weintraub                      By:        /s/ Jerald M. Weintraub
         -----------------------------------                      -------------------------------
      Name:  Jerald M. Weintraub                            Name:  Jerald M. Weintraub
      Title: Managing Partner                               Title: Managing Partner

      PRISM PARTNERS II OFFSHORE FUND
      By:  Weintraub Capital Management LLC,
      its Investment Manager


      By:      /s/ Jerald M. Weintraub
         -----------------------------------
      Name:  Jerald M. Weintraub
      Title: Managing Partner

      EVEREST CAPITAL MASTER FUND L.P.
      By:  Everest Capital Limited, its general
      partner

      By:    /s/ Malcolm Scott
         -----------------------------------
      Name:  Malcolm Scott
      Title: Chief Ooperating Officer

      EVEREST CAPITAL SENIOR DEBT FUND L.P.
      By:  Everest Capital Limited, its general
      partner

      By:    /s/ Malcolm Scott
           ---------------------------------
      Name:  Malcolm Scott
      Title: Chief Operating Officer

   Signature Page to Second Amended and Restated Shareholders and Noteholders
                                    Agreement

      U.S. TRUST COMPANY


      By:  /s/ David J. Williams
         -----------------------------------
      Name:  David J. Williams
      Title: Managing Director


      NEERA SINGH and RAJENDRA SINGH JTWROS


      /S/ Neera Singh
      --------------------------------------


      /s/ Rajendra Singh
      --------------------------------------


      HERSH RAJ SINGH EDUCATIONAL TRUST


      By:  /s/ Neera Singh
         -----------------------------------
      Name: Neera Singh
      Title: TRUSTEE


      SAMIR RAJ SINGH EDUCATIONAL TRUST

      By:  /s/ Neera Singh
         -----------------------------------
      Name:  Neera Singh
      Title: TRUSTEE


      R. STEVEN HICKS

           /s/ R. Steven Hicks
      --------------------------------------


      ONSTAR CORPORATION


      By:  /s/ Kenneth D. Enborg
         -----------------------------------
      Name: Kenneth D. Enborg
      Title: V.P. and General Counsel


   Signature Page to Second Amended and Restated Shareholders and Noteholders
                                    Agreement

                                    EXHIBIT A

                           ADDITIONAL NOTE PURCHASERS

AEA
  AEA XM Investors IA LLC
  AEA XM Investors IIA LLC
Columbia Capital
  Columbia Capital Equity Partners II (OP), L.P.
  Columbia XM Radio Partners, LLC
  Columbia Capital Equity Partners III (OP), L.P.
  Columbia XM Satellite Partners III, LLC
Hughes Electronics Corporation
George Haywood
Hearst Communications, Inc.
BayStar Group
  BayStar Capital II, LP
  BayStar International II, Ltd.
  Royal Bank of Canada
America Honda Motor Co., Inc.
Superius Securities Group, Inc. Money Purchase Plan
John Dealy
Avdan Partners, L.P.
Michael W. Harris
Paul Greenwald
SF Capital Partners, Ltd.
Neera Singh and Rajendra Singh JWTROS
Hersh Raj Singh Educational Trust
Samir Raj Singh Educational Trust
A.R. Sanchez, Jr.
Prism Partners Offshore Fund
Prism Partners II Offshore Fund
Prism Partners I, L.P.
Everest Capital Master Fund LP
Everest Capital Senior Debt Fund LP
U.S. Trust Company

                                   SCHEDULE I

                NAMES, ADDRESSES AND FACSIMILE NUMBERS OF PARTIES

The Company:                     XM Satellite Radio Holdings Inc.                202-380-4500
                                 1500 Eckington Place, N.E.
                                 Washington, DC  20002
                                 Attention:  Joseph M. Titlebaum, Esq.

Clear Channel:                   Clear Channel Investments, Inc.                 210-822-2299
                                 200 E. Basse Road
                                 San Antonio, TX  78209
                                 Attention:  Ken Wyker, Esq.

Columbia:                        Columbia Capital LLC                            703-519-3904
                                 201 North Union Street, Suite 300
                                 Alexandria, Virginia 22314
                                 Attention:  Mr. James B. Fleming

DIRECTV:                         DIRECTV Enterprises, Inc.                       310-964-4114
                                 2230 East Imperial Highway
                                 El Segundo, CA 90245
                                 Attention:  Mr. Steven J. Cox

GM:                              General Motors Corporation                      212-418-6258
                                 100 Renaissance Center
                                 Detroit, MI  48265 - 1000
                                 Attention:  Anne Larin, Esq.

Telcom:                          Telcom-XM Investors, L.L.C.                     703-706-3801
                                 211 North Union Street, Suite 300
                                 Alexandria, VA 22314
                                 Attention: Hal B. Perkins, Esq.

Madison:                         Madison Dearborn Partners, Inc.                 312-895-1221
                                 Three First National Plaza
                                 Chicago, Illinois 60602
                                 Attention:  Mr. James N. Perry

AEA XM:                          AEA Investors Inc.                              212-888-1459
                                 65 E. 55th Street
                                 New York, New York 10022
                                 Attention:  General Counsel

Black Bear Fund I, L.P.          c/o Eastbourne Capital Management, L.L.C.       415-448-1210
Black Bear Fund II, L.L.C.       1101 Fifth Avenue, Suite 160
Black Bear Offshore Master       San Rafael, CA 94901
 Fund Limited

George Haywood                   c/o Cronin & Vris, LLP                          718-832-8292
                                 380 Madison Avenue
                                 24th Floor
                                 New York, New York 10017

Honda:                           America Honda Motor Co., Inc.                   310-783-2210
                                 1919 Torrance Boulevard
                                 Torrance, California 90501-2746
                                 Attention: Shinichi Sakamoto

                                 Honda North America, Inc.                       310-781-4970
                                 700 Van Ness Avenue
                                 Torrance, California 90501
                                 Attention:  Law Department

U.S. Trust Company               3 Essex Square                                  860-767-8057
                                 Essex, CT 06426

Hughes Electronics Corporation   200 N. Sepulveda Boulevard                      310-640-1734
                                 El Segundo, California 90245

Hearst Communications, Inc.      c/o Hearst Interactive Media                    212-582-7739
                                 959 Eighth Avenue
                                 New York, New York 10019
                                 Attn: President, Hearst Interactive Media

                                 The Hearst Corporation                          212-649-2035
                                 959 Eighth Avenue
                                 New York, New York 10019
                                 Attn: General Counsel

BayStar Group                    c/o BayStar Capital Management, LLC             415-272-5421
BayStar Capital II, LP           80 E. Sir Francis Drake Blvd., Suite 2B
BayStar International II, Ltd    Larkspur, California 94939

Superius Securities Group, Inc.  Superius Securities Group, Inc. Money           201-568-9392
Money Purchase Plan              Purchase Plan
                                 94 Grand Ave.
                                 Englewood, New Jersey 07631

John Dealy                       c/o XM Satellite Radio Holdings Inc.            202-380-4500
                                 1500 Eckington Place, NE
                                 Washington, District of Columbia 20002-2194

Avdan Partners, L.P.             Avdan Partners, L.P.                            415-239-3946
                                 100 Shoreline Highway, Suite 185-A
                                 Mill Valley, California 94941

Michael W. Harris                c/o Harris & Panels                             315-472-2481
                                 120 East Washington Street
                                 Suite 511
                                 Syracuse, New York 13202

Paul Greenwald                   c/o Harris & Panels                             315-472-2481
                                 120 East Washington Street
                                 Suite 511
                                 Syracuse, New York 13202

SF Capital Partners, Ltd.        c/o Staro Asset Management, LLC                 414-294-4416
                                 3600 South Lake Drive

                                          St. Francis, Wisconsin 53235
                                          Attn:  Brian H. Davidson

Neera Singh and Rajendra Singh JWTROS     7925 Jones Branch Drive                         703-873-4501
Hersh Raj Singh Educational Trust         Suite 6400
Samir Raj Singh Educational Trust         McLean, Virginia 22102
                                          Attn: General Counsel

A.R. Sanchez, Jr.                         1920 Sandman                                    956-722-1017
                                          Laredo, Texas 78041

Prism Partners Offshore Fund              c/o Weintraub Capital Management LLC
Prism Partner I, L.P.                     44 Montgomery Street, Suite 4100
Prism Partners II Offshore Fund           San Francisco, California 94104

Everest Capital Master Fund LP            c/o Everest Capital Limited                     441-292-2285
Everest Capital Senior Debt               The Bank of Butterfield Building, 6th Floor
Fund LP                                   65 Front Street
                                          Hamilton HM 12, Bermuda
                                          Attn: Compliance Officer

Royal Bank of Canada                      c/o RBC Dominion Securities Corporation         212-858-439
                                          165 Broadway
                                          One Liberty Plaza
                                          New York NY 10006
                                          Attention: Michael Frommer